First Quarter 2005 Supplemental Financial Report

Matters other than historical facts set forth within this Supplemental Financial Report are forward-looking statements within the meaning of the federal securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, the financial condition of tenants, the uncertainties of acquisition activity, the cost and availability of financing, the effects of general and local economic and market conditions, regulatory changes and other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Quarterly Supplemental Disclosure
March 31, 2005

Company Information

First Potomac Realty Trust is a self-managed, self-administered real estate investment trust that focuses on owning and operating industrial and flex properties in the Washington, DC metropolitan area and other major markets in Virginia and Maryland. Our focus is acquiring properties that can benefit from our intensive property management and seeking to reposition these properties to increase their profitability and value. Since its formation in 1997, First Potomac has assembled a 40-property portfolio consisting of 84 buildings totaling approximately 5.4 million square feet as of March 31, 2005.

Corporate Headquarters	7200 Wisconsin Ave.	Investor Relations	Tripp Sullivan
	Suite 310		Corporate Communications, Inc.
	Bethesda, MD 20814		(615) 254-3376
tripp.sullivan@cci-ir.com

New York Stock Exchange			Barry H. Bass Chief Financial Officer (301) 986-9200 bbass@first-potomac.com

Web Site	www.first-potomac.com

Quarterly Supplemental Disclosure
March 31, 2005

STATEMENTS OF OPERATIONS
(unaudited, in thousands)

	Three Months Ended
	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
OPERATING REVENUES
Rental revenues	$14,137	$12,247	$10,556	$7,157	$6,526
Tenant reimbursements and other	2,291	1,960	1,627	1,053	987

	$16,428	$14,207	$12,183	$8,210	$7,513

PROPERTY EXPENSES
Property operating	3,007	2,540	2,192	1,399	1,444
Real estate taxes and insurance	1,395	1,292	1,123	790	673

NET OPERATING INCOME	$12,026	$10,375	$8,868	$6,021	$5,396

OTHER INCOME (EXPENSE)
General and administrative	(1,871)	(1,414)	(1,184)	(1,281)	(823)
Interest and other income	15	43	107	29	35

EBITDA	10,170	9,004	7,791	4,769	4,608

Depreciation and amortization	(5,077)	(4,396)	(3,811)	(2,610)	(2,540)
Interest expense	(4,516)	(3,720)	(3,404)	(2,237)	(2,067)
Loss from early retirement of debt	—	(618)	77	—	(212)

Income (loss) from continuing operations before minority interests and discontinued operations	577	270	653	(78)	(211)

Minority interests	(51)	(23)	(61)	7	29

Income (loss) from continuing operations	526	247	592	(71)	(182)

DISCONTINUED OPERATIONS
Income from operations of disposed property	—	56	71	15	13
Gain on sale of disposed property	—	2,092	—	—	—
Minority interests in discontinued operations	—	(193)	(6)	(2)	(2)

Income from discontinued operations	—	1,955	65	13	11

NET INCOME (LOSS)	$526	$2,202	$657	$(58)	$(171)

Quarterly Supplemental Disclosure
March 31, 2005

FINANCIAL MEASURES
(unaudited, in thousands, except per share data)

		Three Months Ended
		March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
FUNDS FROM OPERATIONS (“FFO”)

Net income (loss)		$526	$2,202	$657	$(58)	$(171)
Add back:
Depreciation & amortization		5,077	4,396	3,811	2,610	2,540
Discontinued operations depreciation & amortization		—	7	51	65	65
Deduct:
Gain on Sale of Asset		—	(2,092)	—	—	—
Minority interest		51	216	67	(5)	(27)

	FFO	$5,654	$4,729	$4,586	$2,612	$2,407

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
FFO		$5,654	$4,729	$4,586	$2,612	$2,407
Straight-line rent, net		(325)	(180)	(185)	(73)	(65)
Deferred market rent		(265)	(206)	(177)	(78)	(102)
Non real-estate depreciation		17	16	13	10	8
Debt fair value amortization		(352)	(256)	(176)	(30)	(48)
Amortization of finance costs		191	831	51	188	380
Tenant improvements		(426)	(1,198)	(218)	(118)	(168)
Leasing commissions		(225)	(470)	(279)	(144)	(125)
Capital expenditures		(165)	(474)	(405)	(229)	(56)

	AFFO	$4,104	$2,792	$3,210	$2,138	$2,231

Total weighted average shares and OP units
Basic		15,627	15,543	15,551	10,516	10,031

Diluted		15,801	15,710	15,680	10,614	10,157

FFO per share:
FFO per share and unit — basic and diluted		$0.36	$0.30	$0.29	$0.25	$0.24

AFFO per share and unit — basic		$0.26	$0.18	$0.21	$0.20	$0.22

AFFO per share and unit — diluted		$0.26	$0.18	$0.20	$0.20	$0.22

Quarterly Supplemental Disclosure
March 31, 2005

NET OPERATING INCOME (NOI)
(unaudited, in thousands)

	Three Months Ended March 31,
	2005	2004
NOI	$12,026	$5,396
Less: Non-same property NOI	(6,166)	—

Same-property[1] NOI — accrual basis	5,860	5,396

Straight-line revenue, net	(36)	(66)
Deferred market rental revenue	(58)	(102)

Same-property NOI — cash basis	$5,766	$5,228

Same-property NOI growth — accrual basis	8.6%
Same-property NOI growth — cash basis	10.3%

1 Same-properties for the periods compared include Plaza 500, Van Buren Business Park, 6600 Business Parkway, 13129 Airpark Road, 4200 and 4212 Technology Court, Newington Business Park Center, Crossways Commerce Center I, Crossways Commerce Center II, the Coast Guard Building, Rumsey Center, Snowden Center, Greenbrier Technology Center, Norfolk Business Center, Virginia Center, Interstate Plaza and Alexandria Corporate Park.

Quarterly Supplemental Disclosure
March 31, 2005

CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31, 2005	December 31, 2004
	unaudited
Assets

Rental property, net	$471,962	$463,937
Cash	2,225	2,532
Escrows and reserves	7,996	6,301
Accounts and other receivables, net	2,970	2,768
Accrued straight-line rents, net	2,634	2,310
Deferred costs, net	4,143	4,196
Prepaid expenses and other assets	3,371	2,024
Intangible assets, net	25,376	26,008

Total assets	$520,677	$510,076

Liabilities

Accounts payable and accrued expenses	$3,225	$4,058
Accrued interest	1,186	800
Rents received in advance	1,902	1,744
Tenant security deposits	3,008	2,804
Line of credit	10,000	39,680
Mortgage loans	257,902	259,039
Deferred market rent	5,165	5,267

Total liabilities	282,388	313,392

Minority interest	18,681	18,991

Shareholders’ equity
Common shares, $0.001 par value, 100,000,000 common shares authorized:
16,266,671 and 14,154,000 shares issued and outstanding respectively	16	14
Additional paid-in capital	254,351	209,268
Deficit	(34,759)	(31,589)

Total shareholders’ equity	219,608	177,693

Total liabilities and shareholders’ equity	$520,677	$510,076

Quarterly Supplemental Disclosure
March 31, 2005

SELECTED OPERATING RATIOS
(unaudited, in thousands)

	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
COVERAGE RATIOS
Interest Coverage Ratio
EBITDA	$10,170	$9,004	$7,791	$4,769	$4,608
Divided by Interest Expense	4,516	3,720	3,404	2,237	2,067

	2.25x	2.42x	2.29x	2.13x	2.23x

Fixed Charge Coverage Ratio
EBITDA	$10,170	$9,004	$7,791	$4,769	$4,608
Divided by Interest Expense	4,516	3,720	3,404	2,237	2,067
+ Principal Amortization	778	710	513	305	297

	1.92x	2.03x	1.99x	1.88x	1.95x

OVERHEAD RATIO

G&A to Real Estate Revenues
General and Administrative Expense	$1,871	$1,414	$1,184	$1,281	$823
Real Estate Revenues	16,428	14,207	12,183	8,210	7,513

	11.4%	10.0%	9.7%	15.6%	11.0%

LEVERAGE RATIO

Debt/Total Market Capitalization
Total Debt	$267,902	$298,719	$210,484	$130,209	$120,543
Total Market Capitalization	671,342	653,099	531,768	428,322	330,191

	39.9%	45.7%	39.6%	30.4%	36.5%

Quarterly Supplemental Disclosure
March 31, 2005

TOTAL MARKET CAPITALIZATION
(unaudited, in thousands)

		Percent of Total
		Market
		Capitalization
Total Common Shares Outstanding	16,267
Common Operating Partnership (“OP”) Units	1,389

Total Common Shares and OP Units	17,656

Market Price at March 31, 2005	$22.85

Total Equity Capitalization	$403,440	60.1%

Debt Capitalization
Fixed-Rate Debt	$232,402	34.6%
Floating-Rate Debt	35,500	5.3%

Total Debt Capitalization	267,902	39.9%

Total Market Capitalization	$671,342	100.0%

Quarterly Supplemental Disclosure
March 31, 2005

DESCRIPTION OF PROPERTIES

Existing Portfolio

							Occupancy
		Number of		Year of	Square	Annualized	at March 31,
Property	Property Type	Buildings	Location	Acquisition	Footage	Rent	2005	Primary Tenants
Plaza 500	Multi-tenant Industrial	2	Alexandria, VA	1997	506,725	4,962,581	96.1%	U.S. Government; Carolina Holdings
Van Buren Business Park	Flex	5	Herndon, VA	1997	109,310	1,612,296	86.7%	Fibertek
6600 Business Parkway	Single-tenant Industrial	1	Elkridge, MD	1997	172,200	976,816	100.0%	REICO Distributors
13129 Airpark Road	Multi-tenant Industrial	1	Culpeper, VA	1997	150,400	675,640	100.0%	Hoppmann, Smurfit-Stone Container
Tech Court	Flex	2	Chantilly, VA	1998	64,064	783,991	82.7%	Urban Engineering & Associates
Newington Business Park Center	Multi-tenant Industrial	7	Lorton, VA	1999	254,084	2,290,219	93.9%	U.S. Government
Crossways Commerce Center I	Multi-tenant Industrial	1	Chesapeake, VA	1999	348,615	1,862,479	100.0%	Anteon; Visteon
Crossways Commerce Center II	Flex	2	Chesapeake, VA	1999	147,736	1,487,517	100.0%	First Data
Coast Guard Building	Flex	1	Chesapeake, VA	1999	61,992	916,730	100.0%	U.S. Government
Snowden Center	Flex	4	Columbia, MD	2002	140,438	1,927,962	95.7%	Paratek Microwave
Rumsey Center	Flex	4	Columbia, MD	2002	134,654	1,395,165	88.9%	AdvanceMed (CSC)
Greenbrier Technology Center II	Flex	1	Chesapeake, VA	2002	79,684	1,232,091	98.8%	AMSEC
Norfolk Business Center	Flex	1	Norfolk, VA	2002	90,682	795,037	97.6%	Dataline; Verizon
Virginia Center	Flex	1	Glen Allen, VA	2003	119,324	1,239,612	85.3%	Service Partners; GAC
Interstate Plaza	Single-tenant Industrial	1	Alexandria, VA	2003	107,320	1,262,268	100.0%	U.S. Government
Alexandria Corporate Park	Multi-tenant Industrial	1	Alexandria, VA	2003	278,130	4,427,774	87.9%	U.S. Government; CACI
Herndon Corporate Center	Flex	4	Herndon, VA	2004	127,353	2,545,499	97.3%	U.S. Government
Aquia Commerce Center I & II	Flex	2	Stafford, VA	2004	64,488	1,479,219	100.0%	U.S. Government
Deer Park	Flex	4	Randallstown, MD	2004	171,140	1,208,223	89.9%	Coastal Business Machines
Gateway Center	Flex	2	Gaithersburg, MD	2004	44,307	622,903	100.0%	Montgomery County Auto Parts
Gateway West	Flex	4	Westminster, MD	2004	110,147	795,804	67.9%	Carroll County Public Library
Girard Business Center	Flex	3	Gaithersburg, MD	2004	123,900	1,322,918	99.2%	Aspen Systems Corporation
Girard Place	Flex	4	Gaithersburg, MD	2004	175,190	1,330,461	94.9%	Spirent Communications
15 Worman’s Mill Court	Flex	1	Frederick, MD	2004	39,966	354,384	92.6%	SAIC
20270 Goldenrod Lane	Flex	1	Germantown, MD	2004	24,468	368,746	100.0%	Microlog Corporation
6900 English Muffin Way	Multi-tenant Industrial	1	Frederick, MD	2004	165,690	1,074,703	100.0%	BP Solar; Capricorn Pharma
4451 Georgia Pacific Boulevard	Multi-tenant Industrial	1	Frederick, MD	2004	169,750	1,106,058	100.0%	Iron Mountain Information Management
7561 Lindbergh Drive	Single-tenant Industrial	1	Gaithersburg, MD	2004	36,000	291,686	100.0%	JK Moving and Storage
Patrick Center	Office	1	Frederick, MD	2004	66,706	1,246,905	95.5%	Miles & Stockbridge; Merrill Lynch
West Park	Office	1	Frederick, MD	2004	28,950	438,231	89.3%	U.S. Government; Batelle Memorial Institute
Woodlands Business Center	Office	1	Largo, MD	2004	37,940	569,202	79.7%	SFA; Comcast Cable
Old Courthouse Square	Retail	1	Martinsburg, WV	2004	201,350	1,145,833	94.8%	U.S. Government; Food Lion
Airpark Place	Flex	3	Gaithersburg, MD	2004	82,200	953,886	94.5%	Dexall Biomedical Labs
John Marshall Highway	Single-tenant Industrial	1	Haymarket, VA	2004	123,777	1,113,993	100.0%	Engineering Solutions & Products
Norfolk II	Flex	1	Norfolk, VA	2004	127,625	1,198,437	93.7%	Verizon Virginia; Trader Publishing
Crossways II	Flex	1	Chesapeake, VA	2004	85,004	873,140	100.0%	Wachovia Bank, N.A.
Windsor	Flex	2	Manassas, VA	2004	154,226	955,693	58.6%	CRI/AHC; SAIC
Metro Park North	Flex	4	Rockville, MD	2004	190,238	4,006,600	100.0%	RICCSO; Montgomery County
Navistar	Single-tenant Industrial	1	Frederick, MD	2004	215,085	1,746,112	100.0%	Crisplant
Reston Business Campus	Flex	4	Reston, VA	2005	83,000	1,423,813	91.6%	STG; Windermere Group

TOTAL		84			5,413,858	56,020,628	94.2%

Quarterly Supplemental Disclosure
March 31, 2005

PORTFOLIO ANALYSIS

PORTFOLIO BY MARKET

					Percentage of
	Number of		Occupancy	Annualized	Annualized
	Buildings	Square Feet	Rate	Rent	Rent
Washington	58	3,624,617	94.2%	$40,111,616	71.6%
Norfolk	8	941,338	98.8%	8,365,430	14.9%
Baltimore	17	728,579	89.9%	6,303,970	11.3%
Richmond	1	119,324	85.3%	1,239,612	2.2%

Total	84	5,413,858	94.2%	$56,020,628	100.0%

PORTFOLIO BY PROPERTY TYPE

					Percentage of
	Number of		Occupancy	Annualized	Annualized
	Buildings	Square Feet	Rate	Rent	Rent
Single-tenant Industrial	5	654,382	100.0%	$5,390,876	9.6%
Multi-tenant Industrial	14	1,873,394	96.3%	16,399,454	29.3%
Flex	61	2,551,136	91.4%	30,830,128	55.0%
Office	3	133,596	89.6%	2,254,338	4.0%
Retail	1	201,350	94.8%	1,145,833	2.0%

Total	84	5,413,858	94.2%	$56,020,628	100.0%

PORTFOLIO BY LEASE TYPE

			Percentage of
	Number of		Leased
	Leases	Square Feet[1]	Portfolio
Triple Net	310	3,487,523	68.4%
Industrial Gross	40	415,680	8.1%
Full Service	128	1,197,786	23.5%

Total	478	5,100,989	100.0%

[1]	Does not include vacant and core factor space.

Quarterly Supplemental Disclosure
March 31, 2005

Top Ten Tenants

						Weighted
					Percentage of	Average
		Number of	Total Occupied	Total Annualized	Total Annualized	Remaining
Ranking	Tenant	Leases	Square Feet	Rental Revenue[1]	Rental Revenue	Lease Term
1	U.S. Government	23	686,509	$9,292,268	16.6%	4.9
2	Crisplant	1	215,085	1,746,112	3.1%	11.5
3	First Data Corporation	1	117,336	1,220,317	2.2%	3.7
4	First Advantage Corporation	1	55,851	1,206,769	2.2%	9.3
5	Engineering Solutions	1	123,777	1,113,993	2.0%	7.5
6	Montgomery County	1	48,002	1,087,897	1.9%	10.7
7	Carolina Holdings	1	124,501	1,071,998	1.9%	4.9
8	CACI	3	46,207	980,284	1.7%	6.5
9	REICO Distributors	1	172,200	976,816	1.7%	4.8
10	CRI/AHC	2	75,759	815,878	1.5%	4.3

	Subtotal Top 10 Tenants	35	1,665,227	$19,512,332	34.8%	6.2
	All Remaining Tenants	443	3,435,762	$36,508,296	65.2%	3.8

	Total / Weighted Average	478	5,100,989	$56,020,628	100.0%	4.6

[1]	Annualized rental revenue is based on rental revenue as of March 31, 2005.

Quarterly Supplemental Disclosure
March 31, 2005

LEASE EXPIRATIONS

		Gross Leased Area		Annualized Rental Revenue[1]
	Number of
	Leases	Square	Percent of		Percent of	Average per
	Expiring	Footage	Total	Amount	Total	Sq. Ft.
Year of Lease Expiration
MTM	13	39,288	0.8%	$493,495	0.9%	$12.56
2005	67	269,960	5.3%	2,934,987	5.2%	10.87
2006	87	672,170	13.2%	7,408,279	13.2%	11.02
2007	91	849,382	16.7%	9,462,331	16.9%	11.14
2008	61	485,237	9.5%	6,081,787	10.9%	12.53
2009	67	1,129,543	22.1%	10,300,908	18.4%	9.12
2010	29	446,793	8.8%	4,664,825	8.3%	10.44
2011	15	276,604	5.4%	3,270,182	5.8%	11.82
2012	14	243,853	4.8%	2,302,741	4.1%	9.44
2013 and thereafter	34	688,159	13.5%	9,101,093	16.2%	13.23

Total	478	5,100,989	100.0%	$56,020,628	100.0%	$10.98

Quarterly Supplemental Disclosure
March 31, 2005

LEASING ANALYSIS

Three months ended
March 31, 2005
Total new and renewal leases[1]
Square footage of expired/early renewal leases	110,353
Square footage of terminated leases	13,874

Total - expired/early renewal/terminated leases	124,227

Square footage of new and renewal leases	166,731
Number of new and renewal leases commencing	38

New Leases
New square footage	84,418
Number of new leases commencing	19
Average rental rate - cash	$12.35
Percentage change in base rent - cash	0.6%
Average rental rate - GAAP	$13.16
Percentage change in base rent - GAAP	8.2%
Average capital cost per square foot	$9.67
Average downtime between leases (months)[2]	9.50

Renewal Leases
Square footage of renewal leases	82,313
Number of renewal leases commencing	19
Retention rate	75%
New base rent - cash	$12.69
Expiring base rent - cash	$12.32
Percentage change in base rent - cash	3.0%
New base rent - GAAP	$13.33
Expiring base rent - GAAP	$12.12
Percentage change in base rent - GAAP	9.9%
Average capital cost per square foot	$0.42

[1]	Includes leased square footage and costs related to leases signed in the first quarter for subsequent periods.

[2]	Includes impact of 15,253 sf suite in Northern Virginia submarket that had been vacant for three years.

Average downtime excluding this vacancy was 4.3 months.

Quarterly Supplemental Disclosure
March 31, 2005

DEBT ANALYSIS
(unaudited, in thousands)

			Principal Balance	Annualized		Balance at
Encumbered Properties		Interest Rate	March 31, 2005	Debt Service [2]	Maturity Date	Maturity
Fixed Rate Debt

Plaza 500	ü
Van Buren Business Park	ú
6600 Business Parkway	ý	7.26%	$38,564	$3,429	12/11/2007	$36,784
13129 Airpark Road	þ
4200 Tech Court		8.07%	1,813	168	10/1/2009	1,705
4212 Tech Court		8.53%	1,761	169	6/1/2010	1,654
Crossways Commerce Center		6.70%	26,280	2,087	10/1/2012	23,313
Newington Business Park Center		6.70%	16,577	1,316	10/1/2012	14,706
Interstate Plaza[1]		5.30%	8,730	726	1/1/2007	8,282
Herndon Corporate Center[1]		5.66%	8,848	603	4/1/2008	8,548
Aquia Commerce Center I1		6.50%	1,000	165	2/1/2013	42
Deer Park[1]	ü
6900 English Muffin Way[1]	ú
Gateway Center[1]	ú
Gateway West[1]	ú
4451 Georgia Pacific[1]	ú
20270 Goldenrod Lane[1]	ú
15 Worman’s Mills Court[1]	ú
Girard Business Center[1]	ý	5.54%	79,636	6,434	9/11/2008	71,825
Girard Place[1]	ú
Old Courthouse[1]	ú
Patrick Center[1]	ú
7561 Lindbergh Drive[1]	ú
West Park[1]	ú
Woodlands Business Center[1]	þ
Norfolk Commerce Park II1		5.28%	7,755	648	8/7/2008	7,034
4612 Navistar Drive[1]		5.20%	14,672	1,131	7/11/2011	11,921
Campus at Metro Park North[1]		5.25%	26,766	2,028	2/11/2012	21,581

			$232,402	$18,904		$207,395

Floating Rate Debt
Greenbrier/Norfolk		LIBOR + 2.45%	$10,500	$559	11/30/2005	$10,500
Rumsey/Snowden		LIBOR + 2.35%	15,000	784	12/31/2006	15,000
Credit Facility[3]		LIBOR + 1.70%	10,000	458	12/31/2006	10,000

			$35,500	$1,800		$35,500

Total at March 31, 2005			$267,902	$20,704		$242,895

1 The balance at March 31, 2005 includes the fair value impacts recorded at acquisition upon assumption of the mortgages encumbering these properties. The fair value impact and actual interest rates are (i) Interstate Plaza — $0.4 million, 7.45%, (ii) Herndon Corporate Center — $0.2 million, 5.11%, (iii) Deer Park, English Muffin Way, Gateway Center, Gateway West, Georgia Pacific, Goldenrod Lane, Worman’s Mills Court, Girard Business Center, Girard Place, Old Courthouse, Patrick Center, Lindbergh Drive, West Park and Woodlands Business Center — $3.6 million, 6.71%, (iv) Norfolk Commerce Park II - $0.3 million, 6.90%, (v) 4612 Navistar Drive — $1.7 million, 7.48% and (vi) Campus at Metro Park North — $2.7 million, 7.11%. The mortgage assumed upon acquisition of Aquia Commerce Center I approximated its market value.

2 Annual debt service for floating rate loans reflects the principal balance at the end of the period multiplied by the variable interest rate in effect at the end of the period.

3 The borrowing base for the credit facility includes the following properties; Virginia Center, Alexandria Corporate Park, Aquia Commerce Center II, Airpark, 15395 John Marshall Highway and Crossways II.

Quarterly Supplemental Disclosure
March 31, 2005

MANAGEMENT STATEMENTS ON NON-GAAP SUPPLEMENTAL MEASURES

Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), EBITDA and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures.

While the Company believes net income available to common stockholders as defined by GAAP is the most appropriate measure, it considers FFO, NOI, EBITDA, and AFFO appropriate supplemental measures given their wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation/amortization of real estate assets. NOI provides a measure of rental operations and does not factor in depreciation/amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further tool to evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a further tool to evaluate the ability to fund dividends. In addition, FFO, NOI, EBITDA and AFFO are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value.

Net Operating Income

Management believes that NOI is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements, and other income) less property and related expenses (property expenses, real estate taxes, and insurance). Other real estate investment trust (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, lease rates, and tenant base have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties.

EBITDA

Management believes that EBITDA is a useful supplemental measure of the Company’s operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.

Management considers EBITDA to be an appropriate supplemental performance measure since it represents earnings prior to the impact of depreciation, amortization, gain (loss) from property dispositions and loss on early retirement of debt. This calculation facilitates the review of income from operations without considering the effect of non-cash depreciation and amortization or the cost of debt.

Funds From Operations

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. As defined by the National Association of Real Estate Investment Trusts, or NAREIT, FFO represents net income (loss) before minority interest (computed in accordance with GAAP), including gains (or losses) from debt restructuring and excluding gain on sale of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Management considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance. In addition, management believes that FFO provides useful information to the investment community about the Company’s financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

Adjusted Funds From Operations

Management believes that AFFO is a useful measures of the Company’s liquidity. The Company computes AFFO by adding to FFO the non-cash amortization of deferred financing costs, and then subtracting tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents. AFFO provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, the Company’s AFFO may not be comparable to other REITs.